Dreyfus Variable Investment Fund

Growth and Income Portfolio

Seeks long-term capital growth, current income and
growth of income by investing in stocks

PROSPECTUS May 1, 2008
As Revised, September 30, 2008

Dreyfus Variable Investment Fund
Growth and Income Portfolio

The Portfolio

Contents

The Portfolio

Goal/Approach	1
Main Risks	2
Past Performance	4
Expenses	5
Management	6
Financial Highlights	8

Account Information

Account Policies	10
Distributions and Taxes	13
Exchange Privilege	13

For More Information

See back cover.

Portfolio shares are offered only to separate accounts established by insurance companies to fund variable annuity contracts (VA contracts) and variable life insurance policies (VLI policies). Individuals may not purchase shares directly from, or place sell orders directly with, the portfolio. The VA contracts and the VLI policies are described in the separate prospectuses issued by the participating insurance companies, over which the portfolio assumes no responsibility. Conflicts may arise between the interests of VA contract holders and VLI poli-cyholders (collectively, policyowners). The board of trustees will monitor events to identify any material conflicts and, if such conflicts arise, determine what action, if any, should be taken.

The portfolio currently offers two classes of shares: Initial shares and Service shares. Policyowners should consult the applicable prospectus of the separate account of the participating insurance company to determine which class of portfolio shares may be purchased by the separate account.

While the portfolio’s investment objective and policies may be similar to those of other funds managed by the investment adviser, the portfolio’s investment results may be higher or lower than, and may not be comparable to, those of the other funds.

GOAL/APPROACH

The portfolio seeks long-term capital growth, current income and growth of income consistent with reasonable investment risk. To pursue its goal, the portfolio normally invests primarily in stocks of domestic and foreign issuers. The portfolio’s stock investments may include common stocks, preferred stocks, convertible securities and American Depositary Receipts (ADRs), including those purchased in initial public offerings.

The portfolio managers create a broadly diversified portfolio for the portfolio that includes a blend of growth and dividend paying stocks. In choosing securities, the portfolio managers use a “growth style” of investing as well as focusing on dividend paying stocks and other investments and investment techniques that provide income. The portfolio’s investment process is designed to provide investors with investment exposure to sector weightings and risk characteristics similar to those of the Standard & Poor’s (R) 500 Composite Stock Price Index (S&P 500 Index). The portfolio managers choose stocks through a disciplined investment process that combines computer modeling techniques, bottom-up fundamental analysis and risk management. In selecting securities, the portfolio managers seek companies that possess some or all of the following characteristics:

  growth of earnings potential
  operating margin improvement
  revenue growth prospects
  business improvement
  good business fundamentals
  dividend yield consistent with the portfolio’s strategy pertaining to income value, or how a stock is priced relative to its perceived intrinsic worth healthy financial profile, which measures the financial wellbeing of the company

The portfolio managers monitor the stocks in the portfolio, and consider selling a security if the company’s business momentum deteriorates or valuation becomes excessive. The portfolio managers also may sell a security if an event occurs that contradicts the portfolio managers’ rationale for owning it, such as deterioration in the company’s financial fundamentals. In addition, the portfolio managers may sell a security if better investment opportunities emerge elsewhere, or if the portfolio managers change the portfolio’s industry or sector weightings. The portfolio may at times overweight or underweight certain sectors in attempting to achieve higher yields. The portfolio may also invest in fixed income securities and money market instruments.

The portfolio may, but is not required to, use derivatives, such as futures and options, as a substitute for investing directly in an underlying asset, to increase returns or income, to manage interest rate risk, or as part of a hedging strategy. The portfolio also may engage in short selling, typically for hedging purposes, such as to limit exposure to a possible market decline in the value of its portfolio securities. The portfolio also may invest in exchange-traded funds (ETFs) and similarly pooled investments in order to provide exposure to certain equity markets.

Concepts to understand

Growth companies: companies whose revenues and/or earnings are expected to grow faster than the overall market. Often, growth stocks have relatively higher price-to-earnings, price-to-book and price-to-sales ratios, and tend to be more volatile than value stocks.

Bottom-up approach: choosing portfolio investments by analyzing the fundamentals of individual companies one at a time rather than focusing on broader market themes.

The Portfolio 1

MAIN RISKS

The portfolio’s principal risks are discussed below. The value of a shareholder’s investment in the portfolio will fluctuate, which means that shareholders could lose money.

  Market risk. The market value of a security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. A security’s market value also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.
  Issuer risk. The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s products or services.
  Foreign investment risk. To the extent the portfolio invests in foreign securities, its performance will be influenced by political, social and economic factors affecting investments in foreign companies. Special risks associated with investments in foreign companies include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political instability and differing auditing and legal standards.
  Foreign currency risk. Investments in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged. A decline in the value of foreign currencies relative to the U.S. dollar will reduce the value of securities held by the portfolio and denominated in those currencies.
  Growth stock risk. Investors often expect growth companies to increase their earnings at a certain rate. If these expectations are not met, investors can punish the stocks inordinately, even if earnings do increase. In addition, growth stocks may lack the dividend yield that may cushion stock prices in market downturns. Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, the portfolio’s performance may sometimes be lower or higher than that of other types of funds (such as those emphasizing value stocks).
  Market sector risk. The portfolio may significantly overweight or underweight certain companies, industries or market sectors, which may cause the portfolio’s performance to be more or less sensitive to developments affecting those companies, industries or sectors.
  Leveraging risk. The use of leverage, such as borrowing money to purchase securities, engaging in reverse repurchase agreements, lending portfolio securities, entering into futures contracts or forward currency contracts, and engaging in forward commitment transactions, may magnify the fund’s gains or losses.
  Derivatives risk. The portfolio may use derivative instruments, such as options, futures and options on futures (including those relating to stocks, indexes, foreign currencies and interest rates), and forward contracts. A small investment in derivatives could have a potentially large impact on the portfolio’s performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets. Derivatives can be highly volatile, illiquid and difficult to value, and there is the risk that changes in the value of a derivative held by the portfolio will not correlate with the underlying instruments or the portfolio’s other investments. Derivative instruments also involve the risk that a loss may be sustained as a result of the failure of the counterparty to the derivative instruments to make required payments or otherwise comply with the derivative instruments’ terms.

  Short sale risk. The portfolio may make short sales, which involves selling a security it does not own in anticipation that the security’s price will decline. Short sales expose the portfolio to the risk that it will be required to buy the security sold short (also known as “covering” the short position) at a time when the security has appreciated in value, thus resulting in a loss to the portfolio.
  IPO risk. The portfolio may purchase securities of companies in initial public offerings (IPOs) or shortly thereafter. The prices of securities purchased in IPOs can be very volatile.The effect of IPOs on the portfolio’s performance depends on a variety of factors, including the number of IPOs the portfolio invests in relative to the size of the portfolio and whether and to what extent a security purchased in an IPO appreciates or depreciates in value.As a fund’s asset base increases, IPOs often have a diminished effect on such fund’s performance.
  Non-diversification risk. The portfolio is non-diversified, which means that a relatively high percentage of the portfolio’s assets may be invested in a limited number of issuers.Therefore, the portfolio’s performance may be more vulnerable to changes in the market value of a single issuer and more susceptible to risks associated with a single economic, political or regulatory occurrence than a diversified fund.

What the portfolio is — and isn’t

The portfolio is a mutual fund: a pooled investment that is professionally managed and gives you the opportunity to participate in financial markets. It strives to reach its stated goal, although as with all mutual funds, it cannot offer guaranteed results.

An investment in the portfolio is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency. It is not a complete investment program. Shareholders could lose money in the portfolio, but shareholders also have the potential to make money.

Other potential risks

Under adverse market conditions, the portfolio could invest some or all of its assets in U.S. Treasury securities and money market securities. Although the portfolio would do this for temporary defensive purposes, it could reduce the benefit from any upswing in the market. During such periods, the portfolio may not achieve its investment objective.

The portfolio may lend its portfolio securities to brokers, dealers and other financial institutions. In connection with such loans, the portfolio will receive collateral from the borrower equal to at least 100% of the value of the loaned securities. If the borrower of the securities fails financially, there could be delays in recovering the loaned securities or exercising rights to the collateral.

The use of leverage, such as borrowing money to purchase securities, engaging in reverse repurchase agreements, lending portfolio securities and engaging in forward commitment transactions may magnify the portfolio’s gains or losses.

Investing in ETFs, which are investment companies, and other pooled investment vehicles may involve duplication of advisory fees and certain other expenses.

At times, the portfolio may engage in short-term trading, which could produce higher transaction costs.

The Portfolio 3

PAST PERFORMANCE

The bar chart and table shown illustrate the risks of investing in the portfolio. The bar chart shows the performance of the portfolio’s Initial shares from year to year.The table compares the average annual total returns of each of the portfolio’s share classes over time to those of the Standard & Poor’s 500® Composite Stock Price Index (S&P 500), a widely recognized, unmanaged index of stock performance. Performance for the portfolio’s Service shares, which commenced operations on December 31, 2000, is based on the performance of the portfolio’s Initial shares prior to that date.The historical performance of the portfolio’s Service shares prior to December 31, 2000 has not been adjusted to reflect the higher operating expenses of the Service shares; if these expenses had been reflected, such performance would have been lower. All returns assume reinvestment of dividends and distributions. Of course, past performance is no guarantee of future results. Performance for each share class will vary due to differences in expenses.

Additional costs

Performance information reflects the portfolio’s expenses only and does not reflect the fees and charges imposed by participating insurance companies under their VA contracts or VLI policies. Because these fees and charges will reduce total return, policyowners should consider them when evaluating and comparing the portfolio’s performance. Policyowners should consult the prospectus for their contract or policy for more information.

EXPENSES

Investors using this portfolio to fund a VA contract or VLI policy will pay certain fees and expenses in connection with the portfolio, which are described in the table below. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio’s share price. As with the performance information given previously, these figures do not reflect any fees or charges imposed by participating insurance companies under their VA contracts or VLI policies.

Fee table
	Initial	Service
	shares	shares

Annual portfolio operating expenses
% of average daily net assets
Management fees	0.75%	0.75%
Rule 12b-1 fee	none	0.25%
Other expenses	0.06%	0.06%
Acquired fund fees and expenses*	0.01%	0.01%

Total operating expenses	0.82%	1.07%

* Fees and expenses incurred indirectly by the portfolio as a result of investments in investment companies or private investment funds. These fees and expenses are not included in the Financial Highlights table; the ratio of expenses to average net assets in the Financial Highlights table.

Expense example
	1 Year	3 Years	5 Years	10 Years

Initial shares	$84	$262	$455	$1,014
Service shares	$109	$340	$590	$1,306

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. This example does not reflect fees and expenses incurred under VA contracts and VLI policies; if they were reflected, the figures in the example would be higher. The figures shown would be the same whether investors sold their shares at the end of a period or kept them. Because actual returns and expenses will be different, the example is for comparison only.

Concepts to understand

Management fee: the fee paid to Dreyfus for managing the portfolio and assisting in all aspects of the portfolio’s operations. As a result of an undertaking by Dreyfus, for the fiscal year ended December 31, 2007, Dreyfus reimbursed certain class expenses reducing total operating expenses from 1.07% to 1.01% for the Service shares. This undertaking is no longer in effect.

Rule 12b-1 fee: the fee paid to the portfolio’s distributor for distributing Service shares, for advertising and marketing related to Service shares, and for providing account service and maintenance for holders of Service shares. The distributor may pay all or part of this fee to participating insurance companies and the broker-dealer acting as principal underwriter for their variable insurance products. Because this fee is paid on an ongoing basis out of portfolio assets attributable to Service shares, over time it will increase the cost of an investment in Service shares and could cost investors more than paying other types of sales charges.

Other expenses: fees paid by the portfolio for miscellaneous items such as transfer agency, custody, professional and registration fees. The portfolio also makes payments to certain financial intermediaries, including affiliates, who provide sub-administration, recordkeeping and/or sub-transfer agency services to beneficial owners of the portfolio.

The Portfolio 5

MANAGEMENT

Investment adviser

The investment adviser for the portfolio is The Dreyfus Corporation (Dreyfus), 200 Park Avenue, New York, New York 10166. Founded in 1947, Dreyfus manages approximately $327 billion in approximately 180 mutual fund portfolios. For the past fiscal year, the portfolio paid Dreyfus a management fee at the annual rate of 0.75% of the portfolio’s average daily net assets. A discussion regarding the basis for the board’s approving the portfolio’s investment advisory agreement with Dreyfus is available in the portfolio’s semiannual report for the six months ended June 30, 2008. Dreyfus is the primary mutual fund business of The Bank of New York Mellon Corporation (BNY Mellon), a global financial services company focused on helping clients move and manage their financial assets, operating in 34 countries and serving more than 100 markets. BNY Mellon is a leading provider of financial services for institutions, corporations and high-net-worth individuals, providing asset and wealth management, asset servicing, issuer services, and treasury services through a worldwide client-focused team. BNY Mellon has more than $23 trillion in assets under custody and administration and $1.1 trillion in assets under management, and it services more than $12 trillion in outstanding debt. Additional information is available at www.bnymellon.com.

The Dreyfus asset management philosophy is based on the belief that discipline and consistency are important to investment success. For each fund, Dreyfus seeks to establish clear guidelines for portfolio management and to be systematic in making decisions.This approach is designed to provide each fund with a distinct, stable identity.

John B. Jares and John Bailer are the portfolio’s co-primary portfolio managers. Mr. Jares, a charted financial analyst, has been a primary portfolio manager of the portfolio since August 2006, and has been employed by Dreyfus since May 2006 and by The Boston Company Asset Management, LLC (TBCAM), an affiliate of Dreyfus, since July 2006. Mr. Jares also has been employed by Founders Asset Management, LLC, an affiliate of Dreyfus, since November 2001, where he is a vice president of investments. Mr. Bailer has been a primary portfolio manager of the portfolio since September 2008. Mr. Bailer, a charted financial analyst, has been employed by TBCAM, since November 1992, where he is an equity research analyst for TBCAM’s U.S. Large Capitalization Value Equity discipline. Mr. Bailer has been a dual employee of Dreyfus and TBCAM since September 2003.

The portfolio’s Statement of Additional Information provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of portfolio shares.

Distributor

The portfolio’s distributor is MBSC Securities Corporation (MBSC), a wholly-owned subsidiary of Dreyfus. Dreyfus or MBSC may provide cash payments out of its own resources to financial intermediaries that sell shares of the portfolio or provide other services. Such payments are separate from any 12b-1 fees or other expenses paid by the portfolio to these intermediaries. Because those payments are not made by you or the portfolio, the portfolio’s expense ratio will not be affected by any such payments. These additional payments may be made to intermediaries, including affiliates and participating insurance companies, that provide shareholder servicing, sub-administration, recordkeeping and/or sub-transfer agency services, marketing support and/or access to sales meetings, sales representatives and management representatives of the financial intermediary. Cash compensation also may be paid from Dreyfus’ or MBSC’s own resources to intermediaries for inclusion of the portfolio on a sales list, including a preferred or select sales list or in other sales programs.These payments sometimes are referred to as “revenue sharing.” From time to time, Dreyfus or MBSC also may provide cash or non-cash compensation to financial intermediaries or their representatives in the form of occasional gifts; occasional meals, tickets or other entertainment; support for due diligence trips; educational conference sponsorship; support for recognition programs; and other forms of cash or non-cash compensation permissible under broker-dealer regulations. In some cases, these payments or compensation may create an incentive for a financial intermediary or its employees to recommend or sell shares of the portfolio to you. Please contact your financial representative for details about any payments they or their firm may receive in connection with the sale of portfolio shares or the provision of services to the portfolio.

Code of ethics

The portfolio, Dreyfus and MBSC have each adopted a code of ethics that permits its personnel, subject to such code, to invest in securities, including securities that may be purchased or held by the portfolio. The Dreyfus code of ethics restricts the personal securities transactions of its employees, and requires portfolio managers and other investment personnel to comply with the code’s preclearance and disclosure procedures.The primary purpose of the code is to ensure that personal trading by Dreyfus employees does not disadvantage any Dreyfus-managed fund.

The Portfolio 7

FINANCIAL HIGHLIGHTS

The following tables describe the performance each share class for the fiscal periods indicated Certain information reflects financial results for single portfolio share. “Total return” shows how much your investment in the portfolio would have increased (or decreased) during each period, assum ing you had reinvested all dividends and distribu tions. These figures have been audited by Ernst Young LLP, an independent registered public accounting firm, whose report, along with the portfolio’s financial statements, is included in the annual report, which is available upon request. Keep in mind that fees and charges imposed by participating insurance companies, which are not reflected in the tables, would reduce the investment returns that are shown.

		Year Ended December 31,
Initial shares	2007	2006	2005	2004	2003

Per-Share Data ($):
Net asset value, beginning of period	24.79	21.82	21.40	20.16	16.06
Investment operations: Investment income — net [1]	.19	.18	.28	.24	.14
Net realized and unrealized
gain (loss) on investments	1.79	2.97	.43	1.25	4.11
Total from investment operations	1.98	3.15	.71	1.49	4.25
Distributions: Dividends from investment
income — net	(.19)	(.18)	(.29)	(.25)	(.15)
Dividends from net realized gain on investments	(1.16)	—	—	—	—
Total Distributions	(1.35)	(.18)	(.29)	(.25)	(.15)
Net asset value, end of period	25.42	24.79	21.82	21.40	20.16
Total Return (%)	8.44	14.51	3.35	7.47	26.57

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.81	.84	.81	.82	.82
Ratio of net expenses to average net assets[2]	.81	.83	.81	.82	.82
Ratio of net investment income to average net assets	.76	.78	1.33	1.21	.81
Portfolio turnover rate	71.85	124.50	65.91	52.74	40.68

Net assets, end of period ($ x 1,000)	149,445	168,965	183,903	220,447	243,973
[1] Based on average shares outstanding at each month end.
[2] The differences for periods represents less than $.01 per share.

		Year Ended December 31,
Service shares	2007	2006	2005	2004	2003

Per-Share Data ($):
Net asset value, beginning of period	24.80	21.83	21.40	20.15	16.03
Investment operations: Investment income — net [1]	.14	.14	.24	.21	.11
Net realized and unrealized
gain (loss) on investments	1.79	2.97	.44	1.24	4.10
Total from investment operations	1.93	3.11	.68	1.45	4.21
Distributions: Dividends from investment
income — net	(.14)	(.14)	(.25)	(.20)	(.09)
Dividends from net realized gain on investments	(1.16)	—	—	—	—
Total Distributions	(1.30)	(.14)	(.25)	(.20)	(.09)
Net asset value, end of period	25.43	24.80	21.83	21.40	20.15
Total Return (%)	8.19	14.31	3.21	7.22	26.36

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.06	1.09	1.07	1.07	1.07
Ratio of net expenses to average net assets	1.00	1.00	1.00	1.00	1.01
Ratio of net investment income to average net assets	.55	.61	1.14	1.05	.63
Portfolio turnover rate	71.85	124.50	65.91	52.74	40.68

Net assets, end of period ($ x 1,000)	21,294	19,213	20,241	23,473	24,188
[1] Based on average shares outstanding at each month end.

The Portfolio 9

Account Information

ACCOUNT POLICIES

Buying/Selling shares

Portfolio shares may be purchased or sold (redeemed) by separate accounts of participating insurance companies. Policyowners should consult the prospectus of the separate account of the participating insurance company for more information about buying or selling portfolio shares.

The price for portfolio shares is the net asset value per share (NAV) of the relevant class, which is generally calculated as of the close of trading on the New York Stock Exchange (NYSE) (usually 4:00 p.m. Eastern time) on days the NYSE is open for regular business. Purchase and sale orders from separate accounts received in proper form by the participating insurance company on a given business day are priced at the NAV calculated on such day, provided that the orders are received by the portfolio in proper form on the next business day. The participating insurance company is responsible for properly transmitting purchase and sale orders.

Wire purchase payments may be made if the bank account of the participating insurance company is in a bank that is a member of the Federal Reserve System or any other bank having a correspondent bank in New York City. Immediately available funds may be transmitted by wire to The Bank of New York (DDA#8900480025/Dreyfus Variable Investment Fund: Growth and Income Portfolio/share class), for purchase of portfolio shares.The wire must include the portfolio account number (for new accounts, a taxpayer identification number should be included instead), account registration and dealer number, if applicable, of the participating insurance company.

The portfolio’s investments are valued on the basis of market quotations or official closing prices. If market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value (such as when the value of a security has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the portfolio calculates its NAV), the portfolio may value those investments at fair value as determined in accordance with procedures approved by the portfolio’s board. Fair value of investments may be determined by the portfolio’s board, its pricing committee or its valuation committee in good faith using such information as it deems appropriate under the circumstances. Fair value of foreign equity securities may be determined with the assistance of a pricing service using correlations between the movement of prices of foreign securities and indexes of domestic securities and other appropriate indicators, such as closing market prices of relevant ADRs and futures contracts. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the prices used by other mutual funds to calculate their net asset values. Foreign securities held by the portfolio may trade on days when the portfolio does not calculate its NAV and thus may affect the portfolio’s NAV on days when investors have no access to the portfolio.

Investments in certain foreign securities and certain other thinly traded securities may provide short-term traders arbitrage opportunities with respect to the portfolio’s shares. For example, arbitrage opportunities may exist when trading in a portfolio security or securities is halted and does not resume, or the market on which such securities are traded closes before the portfolio calculates its NAV. If short-term investors in the portfolio were able to take advantage of these arbitrage opportunities, they could dilute the NAV of portfolio shares held by long-term investors. Portfolio valuation policies can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that such valuation policies will prevent dilution of the portfolio’s NAV by short-term traders. While the portfolio has a policy regarding frequent trading, it too may not be completely effective to prevent short-term NAV arbitrage trading, particularly in regard to omnibus accounts. Please see below for further information about the portfolio’s frequent trading policy.

The portfolio is designed for long-term investors. Frequent purchases, redemptions and exchanges may disrupt portfolio management strategies and harm portfolio performance by diluting the value of portfolio shares and increasing brokerage and administrative costs. As a result, Dreyfus and the portfolio’s board have adopted a policy of discouraging excessive trading, short-term market timing and other abusive trading practices (frequent trading) that could adversely affect the portfolio or its operations. Dreyfus and the portfolio will not enter into arrangements with any person or group to permit frequent trading.

The portfolio reserves the right to:

  change or discontinue its exchange privilege, or temporarily suspend the privilege during unusual market conditions change its minimum or maximum investment amounts
  delay sending out redemption proceeds for up to seven days (generally applies only during unusual market conditions or in cases of very large redemptions or excessive trading)
  “redeem in kind,” or make payments in securities rather than cash, if the amount redeemed is large enough to affect fund operations (for example, if it exceeds 1% of the fund’s assets)
  refuse any purchase or exchange request, including those from any participating insurance company, individual or group who, in Dreyfus’ view, is likely to engage in frequent trading

Transactions in portfolio shares are processed by the participating insurance companies using omnibus accounts that aggregate the trades of multiple policyowners. Dreyfus’ ability to monitor the trading activity of these policyowners is limited because their individual transactions in portfolio shares are not disclosed to the portfolio. Accordingly, Dreyfus relies to a significant degree on the participating insurance company to detect and deter frequent trading.The agreement with the participating insurance company includes obligations to comply with all applicable federal and state laws. All participating insurance companies have been sent written reminders of their obligations under the agreements, specifically highlighting rules relating to trading portfolio shares. Further, all participating insurance companies have been requested in writing to notify Dreyfus immediately if, for any reason, they cannot meet their commitment to make portfolio shares available in accordance with the terms of the prospectus and relevant rules and regulations.

Account Information 11

ACCOUNT POLICIES (continued)

Dreyfus supplements the surveillance processes in place at participating insurance companies by monitoring total purchases and redemptions of portfolio shares on a periodic basis. If Dreyfus identifies patterns that may be indicative of frequent trading of large amounts, Dreyfus contacts the participating insurance company for assistance in disaggregating selected omnibus trades into their component parts. When this process identifies multiple roundtrips (i.e., an investment that is substantially liquidated within 60 days), Dreyfus instructs the participating insurance company to temporarily or permanently bar such policyowner’s future purchases of portfolio shares if Dreyfus concludes the policyowner is likely to engage in frequent trading. Dreyfus also may instruct the participating insurance company to apply these restrictions across all accounts under common ownership, control or perceived affiliation. In all instances, Dreyfus seeks to make these determinations to the best of its abilities in a manner that it believes is consistent with shareholder interests.

In addition to applying restrictions on future purchases or exchanges, Dreyfus or the participating insurance company may cancel or reverse the purchase or exchange on the business day following the transaction if the participating insurance company’s surveillance system identifies the account as one that is likely to engage in frequent trading. Dreyfus may also instruct the participating insurance company to cancel or reverse the purchase or exchange on the following business day if the trade represents a significant amount of the portfolio’s assets and Dreyfus has concluded that the account is likely to engage in frequent trading.

To the extent that the portfolio significantly invests in foreign securities traded on markets that close before the portfolio calculates its NAV, events that influence the value of these foreign securities may occur after the close of these foreign markets and before the portfolio calculates its NAV. As a result, certain policyowners may seek to trade portfolio shares in an effort to benefit from their understanding of the value of these foreign securities at the time the portfolio calculates its NAV (referred to as price arbitrage). This type of frequent trading may dilute the value of portfolio shares held by other policyowners.The portfolio has adopted procedures designed to adjust closing market prices of foreign equity securities under certain circumstances to reflect what it believes to be their fair value.

Although the portfolio’s frequent trading and fair valuation policies and procedures are designed to discourage market timing and excessive trading, none of these tools alone, nor all of them together, completely eliminates the potential for frequent trading.

DISTRIBUTIONS AND TAXES

The portfolio earns dividends, interest and other income from its investments, and distributes this income (less expenses) to shareholders as dividends. The portfolio also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gain distributions. The portfolio normally pays dividends quarterly and distributes capital gains annually. Portfolio dividends and capital gain distributions will be reinvested in the portfolio unless the participating insurance company instructs otherwise.

Since the portfolio’s shareholders are the participating insurance companies and their separate accounts, the tax treatment of dividends and distributions will depend on the tax status of the participating insurance company. Accordingly, no discussion is included as to the federal personal income tax consequences to policyowners. For this information, policyowners should consult the prospectus of the separate account of the participating insurance company or their tax advisers.

Participating insurance companies should consult their tax advisers about federal, state and local tax consequences.

Who the shareholders are

The participating insurance companies and their separate accounts are the shareholders of the portfolio. From time to time, a shareholder may own a substantial number of portfolio shares. The sale of a large number of shares could hurt the portfolio’s NAV.

EXCHANGE PRIVILEGE

Policyowners may exchange shares of a class for shares of other portfolios or funds offered by the VA contracts or VLI policies through the insurance company separate accounts subject to the terms and conditions set forth in the prospectuses of such VA contracts or VLI policies. Policyowners should refer to the applicable insurance company prospectus for more information on exchanging portfolio shares.

Account Information 13

For More Information

Dreyfus Variable Investment Fund
Growth and Income Portfolio

More information on the portfolio is available free upon request, including the following:

Annual/Semiannual Report

Describes the portfolio's performance, lists portfolio holdings and contains a letter from the portfolio manager(s) discussing recent market conditions, economic trends and portfolio strategies that significantly affected the portfolio's performance during the last fiscal year. The portfolio's most recent annual and semiannual reports are available at www.dreyfus.com.

Statement of Additional Information (SAI)

Provides more details about the portfolio and its policies. A current SAI is available at www.dreyfus.com and is on file with the Securities and Exchange Commission (SEC). The SAI is incorporated by reference (is legally considered part of this prospectus).

Portfolio Holdings

The portfolio will disclose its complete schedule of portfolio holdings, as reported on a month-end basis, at www.dreyfus.com, under Mutual Fund Center – Dreyfus Mutual Funds – Mutual Fund Total Holdings. The information will be posted with a one-month lag and will remain accessible until the portfolio files a report on Form N-Q or Form N-CSR for the period that includes the date as of which the information was current. In addition, fifteen days following the end of each calendar quarter, the portfolio will publicly disclose at www.dreyfus.com its complete schedule of portfolio holdings as of the end of such quarter.

A complete description of the portfolio's policies and procedures with respect to the disclosure of the portfolio's portfolio securities is available in the portfolio's SAI.

SEC file number: 811-5125

To obtain information:

By telephone
Call 1-800-554-4611 or 516-338-3300

By mail Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144
Attn: Institutional Services Department

On the Internet Text-only versions of certain fund documents can be viewed online or downloaded from:

SEC http://www.sec.gov

Dreyfus http://www.dreyfus.com

You can also obtain copies, after paying a duplicating fee, by visiting the SEC's Public Reference Room in Washington, DC (for information, call 1-202-551-8090) or by E-mail request to publicinfo@sec.gov, or by writing to the SEC's Public Reference Section, Washington, DC 20549-0102.

© 2008 MBSC Securities Corporation

0108P0908

September 30, 2008

DREYFUS VARIABLE INVESTMENT FUND - Growth and Income Portfolio

Supplement to Statement of Additional Information Dated May 1, 2008

     The following information should be read in conjunction with the information contained in the section in the Portfolio’s Statement of Additional Information entitled “Management Arrangements.”

     Effective September 30, 2008, John Bailer became a primary portfolio manager of the portfolio. Mr. Bailer has been employed in various investment management capacities by The Boston Company Asset Management LLC (TBCAM) since November 1992. He currently serves as the firm’s equity research analyst for TBCAM’s U.S Large Capitalization Equity discipline.

     Effective September 30, 2008, Brian Ferguson became an additional portfolio manager of the portfolio.

      Additional Information about Portfolio Manager. The following table lists the number and types of other accounts advised by the primary portfolio manager and assets under management in those accounts as of August 31, 2008:

	Registered
	Investment
	Company	Assets	Pooled	Assets	Other	Assets
Portfolio Manager	Accounts	Managed	Accounts	Managed	Accounts	Managed
John Bailer	6	$1.83b	2	$104m	58*	$3.03b

     *Two of the funds or accounts are subject to a performance-based advisory fee with assets of $759 million.

     The dollar range of Growth and Income Portfolio shares beneficially owned by the primary portfolio manager is as follows as of August 31, 2008:

Dollar Range of Portfolio
Portfolio Manager	Shares Beneficially Owned

John Bailer	None